Goldman Sachs Trust (the “Trust”)

Goldman Sachs Single/Multi-Sector Taxable Fixed Income Funds

Class A, B, C, Institutional and Service Shares of

Goldman Sachs Global Income Fund (the “Fund”)

Supplement dated June 12, 2007 to the

Class A, B and C Prospectus
Institutional Prospectus
Service Prospectus
each dated February 28, 2007

     The purpose of this supplement is to inform you that, effective July 2, 2007, the Fund has changed its benchmark from the J.P. Morgan Global Government Bond Index (hedged) to the Lehman Brothers Global Aggregate Index (USD Hedged). The Fund’s investment adviser, Goldman Sachs Asset Management International, believes that changing the Fund’s benchmark will permit the Fund (consistent with its investment objectives and strategy) to access a broader universe of investment opportunities in countries that are not included in the J.P. Morgan Global Government Bond Index (hedged). The Fund’s investment objective and investment strategies remain unchanged.

     This supplement updates the disclosure contained in the Prospectuses as follows:

     In the Fund Facts table on page 12 of the Class A, B and C Prospectus, page 12 of the Institutional Prospectus, and page 8 of the Service Prospectus, references to the Fund’s Duration and Benchmark are deleted in their entirety and replaced with the following:

Duration* (under normal interest rate conditions):	Target = Lehman Brothers Global Aggregate Index (USD Hedged) plus or minus 2.5 years Maximum = 7.5 years
Benchmark†	Lehman Brothers Global Aggregate Index (USD Hedged)

*	The fund’s duration approximates its price sensitivity to changes in interest rates. Historically, over the last ten years, the duration of the Lehman Brothers Global Aggregate Index (USD Hedged) has ranged between 5.3 and 7.1 years.

†	Effective July 2, 2007.

     In the Average Annual Total Return table appearing on page 38 of the Class A, B and C Prospectus, page 37 of the Institutional Prospectus and page 29 of the Service Prospectus, the following information is inserted above “J.P. Morgan Global Government Bond Index (hedged)” with respect to such respective share class:

Class A
Lehman Brothers Global Aggregate Index (USD Hedged)†	3.64%	4.86%	6.22%	6.98%

Class B
Lehman Brothers Global Aggregate Index (USD Hedged)†	3.64%	4.86%	6.22%	6.54%

Class C
Lehman Brothers Global Aggregate Index (USD Hedged)†	3.64%	4.86%	N/A	6.06%

Institutional Shares
Lehman Brothers Global Aggregate Index (USD Hedged)†	3.64%	4.86%	6.22%	6.65%

Service Shares
Lehman Brothers Global Aggregate Index (USD Hedged)†	3.64%	4.86%	N/A	6.36%

†	The Fund changed its benchmark from the J.P. Morgan Global Government Bond Index (hedged) to the Lehman Brothers Global Aggregate Index (USD Hedged), effective July 2, 2007, because the Fund’s investment adviser, Goldman Sachs Asset Management International, believes that the new benchmark will permit the Fund (consistent with its investment objectives and strategy) to access a broader universe of investment opportunities in countries that are not included in the J.P. Morgan Global Government Bond Index (hedged).

This Supplement should be retained with your Prospectuses

for future reference.

GLBINCMSTK 6-07

539858